SUPPLEMENT TO PROSPECTUS OF
                     EVERGREEN EQUITY AND FIXED INCOME FUNDS


I.       Evergreen Capital Balanced Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Capital Balanced Fund ("Capital Balanced") into Evergreen Foundation Fund ("Foundation"). If the shareholders of Capital Balanced approve the proposal, all of the assets of Capital Balanced will be transferred to Foundation and shareholders of Capital Balanced will receive shares of Foundation in exchange for their shares. Shareholders of record of Capital Balanced as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of Capital Balanced will be mailed information detailing the proposal on or about May 26, 2000.


Evergreen High Income Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen High Income Fund ("High Income") into Evergreen High Yield Bond Fund ("High Yield"). If the shareholders of High Income approve the proposal, all of the assets of High Income will be transferred to High Yield and shareholders of High Income will receive shares of High Yield in exchange for their shares. Shareholders of record of High Income as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of High Income will be mailed information detailing the proposal on or about May 26, 2000.


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April 3, 2000